ETF OPPORTUNITIES TRUST

AMERICAN CONSERVATIVE VALUES SMALL-CAP ETF (ACVS)

Listed on NYSE Arca

Supplement dated August 13, 2026
to the Prospectus
and the Statement of Additional Information (“SAI”) dated November 30, 2025

The Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) has approved a Plan of Dissolution and Termination (the “Plan”) for the American Conservative Values Small-Cap ETF (the “Fund”). The Board approved the Plan based on its understanding of the lower prospect of a successful launch of the Fund than when the Fund was originally established. The Fund is expected to terminated on or about August 13, 2026.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-888-909-6030.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-888-909-6030.